UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21348

Name of Fund:  Muni Intermediate Duration Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Muni Intermediate Duration Fund, Inc., 800
     Scudders Mill Road, Plainsboro, NJ, 08536.  Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 11/30/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Muni Intermediate Duration
Fund, Inc.


Semi-Annual Report
November 30, 2004


Muni Intermediate Duration Fund, Inc. seeks to provide shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of Muni Intermediate Duration Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Muni Intermediate Duration Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Muni Intermediate Duration Fund, Inc.



The Benefits and Risks of Leveraging


Muni Intermediate Duration Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of November 30, 2004, none of the Fund's total net assets were invested in inverse floaters.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, several topics weighed heavily on investors' minds. Among them were questions about economic growth, corporate earnings, interest rates and inflation, politics, the price of oil and terrorism - all issues that are worth addressing here.

While the pace of economic expansion slowed somewhat between the first and second quarters of 2004, gross domestic product reaccelerated in the third quarter and is expected to approach 4% for the year. The generally favorable economic environment has benefited American corporations, which continued to post strong earnings. Although the extraordinary results seen in 2004 are likely to moderate in 2005, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board has signaled its confidence in the economic recovery by increasing the Federal Funds target rate five times since June 2004, from 1% to 2.25% as of the December 14 Federal Open Market Committee meeting. Inflation, for its part, has remained fairly subdued.

While the re-election of President Bush was generally viewed as business-friendly, the rising price of oil continued to be a concern for consumers and corporations. But even having exceeded $50 per barrel recently, the situation is far from the crisis proportions we saw in the 1980s. Lastly, but importantly, terrorism and geopolitical tensions are unwelcome realities we are forced to live with today. Historically, however, the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +4.07% and a six-month return of +4.30% as of November 30, 2004. Long-term bond yields were volatile, but ultimately little changed, over the past year.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its comparable Lipper category average and was effectively able to enhance yield while preserving net asset value in a volatile interest rate environment.


Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields declined as their prices, which move in the opposite direction, increased. The rise in bond prices came as somewhat of a surprise, as the economy generally continued to improve. Gross domestic product growth was recently estimated at 3.7% for the third quarter of 2004, up from 3.4% in the second quarter. However, recent improvements in domestic business activity have been offset by modest inflation measures.

For its part, the Federal Reserve Board (the Fed) raised its short-term interest rate target to 1.25% in June, the first change in more than a year. In its accompanying statement, the Fed called for a "measured" approach to interest rate increases, removing much of the earlier concern that it might embark on a dramatic series of increases. The prospect for a more moderate tightening sequence helped support higher bond prices, despite additional Fed rate increases in August, September, November and December, which raised the Federal Funds target rate to 2.25%. Long-term Treasury bond yields stood at 5% at period-end, a decline of 29 basis points (.29%) over the past six months. The 10-year Treasury note yield was 4.35%, 23 basis points lower than six months earlier.

The municipal bond market benefited from a generally supportive technical environment throughout the six-month period. Consequently, while tax-exempt bond yields followed the same pattern as their taxable counterparts, yield volatility was more subdued than in the Treasury market. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 19 basis points over the six months. As reported by Municipal Market Data, AAA-rated issues maturing in 30 years saw their yields decline 26 basis points to 4.76% over the past six months, while yields on 10-year, AAA-rated issues declined 29 basis points to 3.66%.

During the period, more than $175 billion in new long-term tax-exempt bonds was underwritten, a decline of nearly 12% versus the same six months a year ago. The declining supply trend allowed tax-exempt bond prices to register significant gains over the six months.

Relative to Treasury issues, long-term tax-exempt bond yield ratios have remained in the 88% - 93% range, above their recent historic average of 85% - 88%. These attractive yield ratios should continue to attract both traditional and non-traditional investors to the tax-exempt market.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2004, the Common Stock of Muni Intermediate Duration Fund, Inc. had net annualized yields of 5.67% and 6.32%, based on a period-end per share net asset value of $15.19 and a per share market price of $13.64, respectively, and $.432 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.98%, based on a change in per share net asset value from $14.52 to $15.19, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +6.34% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance is attributed to our focus on enhancing yield, with credit selection driven by our team of 12 full-time credit analysts. Entering the period, the Fund was overweight in the high yield portion of the market, that being credit spreads. These issues enjoyed strong performance during the period as investors became increasingly comfortable assuming risk. Owning these higher-yielding bonds helped boost the portfolio's yield and total return as municipal credit spreads tightened. In addition, the advance refunding of two bonds in the portfolio benefited performance as these holdings realized a significant increase in their market values.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity during the past six months was focused on reducing the Fund's exposure to spread product - the lower-quality, higher-yielding portion of the market that had performed so well. In particular, we trimmed the Fund's exposure to credits rated BBB and below, as these securities have significantly outperformed the broader market over the past 18 months. The proceeds from the sales were reinvested in the high-grade market, where we believe relative value exists.

Purchases during the period were concentrated on California and New Jersey tax-exempt bonds, both of which we found to be inexpensive on a relative basis. In California, we increased exposure by purchasing insured unified school district bonds, which have the potential to be refunded. When a bond is refunded, the price will increase significantly as the effective maturity is reduced to the first call date. In New Jersey, an increase in the supply of municipal bonds caused a temporarily weak technical market, offering us a compelling buying opportunity.

We also started to rebalance the Fund's maturity exposure during the period, moving further out on the municipal yield curve. The curve is extremely steep by historical standards, making the 15-year to 20-year segments quite expensive. The Fund had been concentrated in the 15-year to 20-year range since its inception. However, as these segments outperformed the rest of the curve, we have taken the opportunity to shift into longer maturities, favoring the 23-year to 28-year portions of the curve.

For the six-month period ended November 30, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.10% for Series M7, 1.09% for Series T7, 1.12% for Series W7, 1.14% for Series TH7 and 1.13% for Series F7. These attractive funding levels, in combination with the steep municipal yield curve, continued to provide a significant income benefit to the Fund's Common Stock shareholders from the leveraging of Preferred Stock. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 33.03% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period end, our primary focus was on maintaining the portfolio's current yield and protecting the Fund's net asset value in case of a future rise in interest rates. We expect the economy to continue to strengthen over the next several quarters, pushing interest rates slightly higher. Against this backdrop, we will continue to reduce our exposure to spread product and, within three to six months, expect to have established a neutral portfolio weighting in this area of the market.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


December 15, 2004



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Proxy Results

During the six-month period ended November 30, 2004, Muni
Intermediate Duration Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:            Terry K. Glenn              36,975,089        1,001,207
                                             Donald W. Burton            36,978,422          997,874
                                             David H. Walsh              36,978,422          997,874
                                             Fred G. Weiss               36,978,422          997,874



During the six-month period ended November 30, 2004, Muni
Intermediate Duration Fund, Inc.'s Preferred Stock shareholders
(Series M7, T7, W7, TH7 & F7) voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004.
A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
2. To elect the Fund's Board of Directors: Terry K. Glenn,
   Donald W. Burton, M. Colyer Crum, Laurie Simon Hodrick,
   David H. Walsh and Fred G. Weiss                                        11,148               18




Quality Profile


The quality ratings of securities in the Fund as of November 30, 2004 were as follows:


                                           Percent of
                                             Total
S&P Rating/Moody's Rating                 Investments

AAA/Aaa                                       27.4%
AA/Aa                                          5.9
A/A                                           25.0
BBB/Baa                                       16.8
BB/Ba                                          9.4
B/B                                            1.8
CCC/Caa                                        0.7
NR (Not Rated)                                11.4
Other*                                         1.6

*Includes portfolio holdings in variable rate demand notes.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Schedule of Investments                                                                                      (In Thousands)

                           Face
State                    Amount    Municipal Bonds                                                                  Value
Arizona--1.5%           $ 3,020    Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter
                                   Schools Project 1), Series A, 6.625% due 7/01/2020                            $    2,975
                          3,000    Navajo County, Arizona, IDA, IDR (Stone Container Corporation Project),
                                   AMT, 7.20% due 6/01/2027                                                           3,140
                                   Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter
                                   Schools Project):
                          1,000        Series C, 6.70% due 7/01/2021                                                  1,044
                          1,750        Series K/L, 6.375% due 7/01/2031                                               1,772

Arkansas--0.4%                     University of Arkansas, University Revenue Refunding Bonds (UAMS Campus),
                                   Series A (d):
                          1,000        5% due 11/01/2013                                                              1,099
                          1,250        5% due 11/01/2015                                                              1,364

California--23.4%        12,500    California Pollution Control Financing Authority, PCR, Refunding (Pacific
                                   Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (d)                          13,365
                                   California State Department of Water Resources, Power Supply Revenue
                                   Bonds, Series A:
                          8,500        5.25% due 5/01/2020                                                            9,028
                          5,000        5.375% due 5/01/2021                                                           5,343
                          6,500        5.375% due 5/01/2022                                                           6,909
                          5,000    California State, GO, Refunding, 5.25% due 2/01/2027 (d)                           5,216
                         10,000    California State Public Works Board, Lease Revenue Bonds (Department of
                                   Corrections), Series C, 5.50% due 6/01/2020                                       10,857
                         17,500    California State, Various Purpose, GO, 5.50% due 4/01/2028                        18,544
                          2,500    California Statewide Communities Development Authority, Health Facility
                                   Revenue Bonds (Memorial Health Services), Series A, 6% due 10/01/2023              2,683
                          2,400    Elk Grove, California, Poppy Ridge Community Facilities Number 3 Special
                                   Tax, Series 1, 6% due 9/01/2028                                                    2,438
                                   Golden State Tobacco Securitization Corporation of California, Tobacco
                                   Settlement Revenue Bonds, Series B:
                          5,000        5.625% due 6/01/2020                                                           5,199
                          2,000        5.75% due 6/01/2021                                                            2,117
                          7,575        5.75% due 6/01/2022                                                            7,994
                          7,495        5.75% due 6/01/2023                                                            7,885
                         10,975    Los Angeles, California, Unified School District, GO, Series A, 5% due
                                   1/01/2028 (d)                                                                     11,166
                          1,515    Rowland, California, Unified School District, GO (Election of 2000),
                                   Series B, 5.25% due 8/01/2027 (c)                                                  1,584
                                   Sacramento, California, Special Tax (North Natomas Community Facilities),
                                   Series 4-C:
                            585        5.60% due 9/01/2020                                                              605
                          1,720        5.75% due 9/01/2022                                                            1,766
                            500        5.90% due 9/01/2023                                                              513
                          3,000        6% due 9/01/2028                                                               3,087
                          4,545    San Bernardino, California, Community College District, GO (Election of 2002),
                                   Series B, 5.25% due 8/01/2028 (d)                                                  4,759
                          2,680    San Dieguito, California, Public Facilities Authority Revenue Bonds, 5%
                                   due 8/01/2021 (a)                                                                  2,747
                                   San Jose, California, Airport Revenue Bonds, Series A (b):
                          2,040        5.25% due 3/01/2016                                                            2,208
                          3,000        5.25% due 3/01/2017                                                            3,242
                          1,330    Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste
                                   Facility Revenue Refunding Bonds (Ogden Martin System Inc. Project), VRDN,
                                   1.67% due 1/01/2010 (d)(g)                                                         1,330
                          4,350    Tamalpais, California, Union High School District, GO (Election of 2001),
                                   5% due 8/01/2028 (c)                                                               4,420


Portfolio Abbreviations


To simplify the listings of Muni Intermediate Duration Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
TAN      Tax Anticipation Notes
VRDN     Variable Rate Demand Notes



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                           Face
State                    Amount    Municipal Bonds                                                                  Value
Colorado--4.5%                     Denver, Colorado, City and County Airport Revenue Refunding Bonds (d):
                        $11,000        Series A, 5.50% due 11/15/2025                                            $  11,627
                          2,000        Series E, 5.25% due 11/15/2023                                                 2,129
                          1,000    Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                   Improvement Fee), Series A, 7.10% due 9/01/2014                                    1,042
                          2,250    Montrose, Colorado, Memorial Hospital, Revenue Bonds, 6.375% due 12/01/2023        2,383
                          7,500    Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue Bonds
                                   (Public Improvement Fees), 7.50% due 12/01/2015                                    7,787
                          1,000    Southlands, Colorado, Medical District, GO (Metropolitan District #1),
                                   6.75% due 12/01/2016                                                                 994

Connecticut--1.7%         1,160    Connecticut State Development Authority, Airport Facility Revenue Bonds
                                   (LearJet Inc. Project), AMT, 7.95% due 4/01/2026                                   1,355
                          8,000    Connecticut State Development Authority, PCR, Refunding (Connecticut Light
                                   and Power Company), Series A, 5.85% due 9/01/2028                                  8,527

Florida--5.2%             1,000    Broward County, Florida, Airport Exempt Facility Revenue Bonds (Learjet Inc.
                                   Project), AMT, 7.50% due 11/01/2020                                                1,100
                          4,000    Broward County, Florida, Educational Facilities Authority Revenue Refunding
                                   Bonds (Nova Southeastern University), Series C, 1.68% due 4/01/2024                4,000
                          3,000    Harbor Bay, Florida, Community Development District, Capital Improvement
                                   Special Assessment Bonds, 6.75% due 5/01/2034                                      3,198
                          4,060    Heritage Isle at Viera Community Development District, Florida, Special
                                   Assessment Bonds, Series B, 5% due 11/01/2009                                      4,065
                            800    Jacksonville, Florida, Electric Authority Revenue Bonds (Electric System),
                                   VRDN, Series B, 1.66% due 10/01/2030 (g)                                             800
                          6,400    Manatee County, Florida, PCR, Refunding (Florida Power and Light Company
                                   Project), VRDN, 1.66% due 9/01/2024 (g)                                            6,400
                          3,500    Midtown Miami, Florida, Community Development District, Special Assessment
                                   Revenue Bonds, Series A, 6% due 5/01/2024                                          3,596
                          1,000    Orlando, Florida, Urban Community Development District, Capital Improvement
                                   Special Assessment Bonds, 6% due 5/01/2020                                         1,014
                          1,085    Portofino Shores, Florida, Community Development District, Special Assessment
                                   Bonds, Series A, 6.40% due 5/01/2034                                               1,129
                          1,000    Sarasota County, Florida, Public Hospital Board, Hospital Revenue Bonds
                                   (Sarasota Memorial Hospital), VRDN, Series A, 1.69% due 7/01/2037 (a)(g)           1,000
                          2,390    South Lake County, Florida, Hospital District Revenue Bonds (South Lake
                                   Hospital Inc.), 6.625% due 10/01/2023                                              2,511
                          1,000    Sterling Hill, Florida, Community Development District, Capital Improvement
                                   Revenue Refunding Bonds, Series B, 5.50% due 11/01/2010                            1,014

Georgia--2.6%             1,500    Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station Project),
                                   7.90% due 12/01/2024                                                               1,632
                          5,210    Brunswick & Glynn County, Georgia, Development Authority, First Mortgage
                                   Revenue Bonds (Coastal Community Retirement Corporation Project), Series A,
                                   7.125% due 1/01/2025                                                               5,114
                          4,500    Fulton County, Georgia, Residential Care Facilities, Revenue Refunding
                                   Bonds (Canterbury Court Project), Series A, 5.80% due 2/15/2018                    4,535
                                   Savannah, Georgia, EDA, Revenue Bonds (Marshes of Skidaway), First Mortgage,
                                   Series A:
                          1,245        6.25% due 1/01/2012                                                            1,235
                          2,245        6.85% due 1/01/2019                                                            2,271

Idaho--0.1%                 810    Idaho Housing and Finance Association, S/F Mortgage Revenue Bonds, AMT,
                                   Series F-2, 5.85% due 7/01/2015 (f)                                                  811

Illinois--11.3%           2,800    Chicago, Illinois, Board of Education, GO, VRDN, Series C-1, 1.64% due
                                   3/01/2031 (c)(g)                                                                   2,800
                          2,510    Chicago, Illinois, O'Hare International Airport Revenue Bonds, Third Lien,
                                   AMT, Series B-2, 6% due 1/01/2029 (e)                                              2,735
                                   Chicago, Illinois, O'Hare International Airport Revenue Refunding Bonds,
                                   Third Lien, AMT, Series A-2:
                         18,955        6% due 1/01/2017                                                              21,115
                         12,300        5.75% due 1/01/2019 (c)                                                       13,484
                          4,000    Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien,
                                   5.25% due 1/01/2008 (a)(i)                                                         4,394
                                   Hodgkins, Illinois, Environmental Improvement Revenue Bonds, AMT:
                          5,280        (MBM Project), 6% due 11/01/2015                                               5,333
                          6,000        (Metro Biosolids Management LLC Project), 5.90% due 11/01/2017                 6,032
                          6,930    Illinois, Development Finance Authority Revenue Bonds (Community
                                   Rehabilitation Providers Facilities), Series A, 6.625% due 7/01/2032               7,254
                          2,070    Illinois Health Facilities Authority Revenue Bonds (University of Chicago
                                   Hospital System), 5.375% due 8/15/2017 (d)                                         2,227


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                           Face
State                    Amount    Municipal Bonds                                                                  Value
Louisiana--1.5%                    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                   Company Project):
                        $ 3,500        7.50% due 7/01/2013                                                       $    3,620
                          5,000        6.50% due 1/01/2017                                                            5,108

Maine--1.6%               1,965    Portland, Maine, Housing Development Corporation, Senior Living Revenue
                                   Bonds (Avesta Housing Development Corporation Project), Series A, 6% due
                                   2/01/2034                                                                          1,930
                          7,000    Rumford, Maine, Solid Waste Disposal Revenue Refunding Bonds (Boise Cascade
                                   Corporation Project), AMT, 6.875% due 10/01/2026                                   7,335

Massachusetts--0.5%                Massachusetts State Development Finance Agency, Resource Recovery Revenue
                                   Bonds (Ogden Haverhill Associates), AMT, Series B:
                          1,210        5.35% due 12/01/2015                                                           1,190
                          2,000        5.50% due 12/01/2019                                                           1,969

Michigan--1.4%            3,325    Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                                   (Mount Clemens General Hospital), Series B, 5.875% due 11/15/2034                  3,153
                          4,795    Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Oakwood
                                   Obligated Group), Series A, 6% due 4/01/2022                                       5,176

Minnesota--0.7%                    Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment Authority,
                                   Health Care System Revenue Bonds (Group Health Plan Inc. Project):
                          1,000        6% due 12/01/2019                                                              1,065
                          2,545        6% due 12/01/2021                                                              2,686

Mississippi--1.4%                  Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                   (System Energy Resources Inc. Project):
                          5,000        5.875% due 4/01/2022                                                           5,011
                          2,910        5.90% due 5/01/2022                                                            2,935

Missouri--3.3%                     St. Louis, Missouri, Airport Revenue Bonds (Airport Developmental Program),
                                   Series A (d):
                          5,220        5.625% due 7/01/2016                                                           5,802
                          3,500        5.625% due 7/01/2017                                                           3,893
                          8,500        5.625% due 7/01/2018                                                           9,436

Montana--0.2%             1,220    Montana State Board of Housing, AMT, S/F Program Revenue Bonds, Series B-2,
                                   6.35% due 12/01/2021 (f)                                                           1,258

Nevada--0.4%              2,250    Clark County, Nevada, Improvement District No. 142 Special Assessment,
                                   6.375% due 8/01/2023                                                               2,318

New Jersey--12.9%         7,735    Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue
                                   Bonds, 5% due 10/01/2021 (a)                                                       8,057
                                   Garden State Preservation Trust of New Jersey, Open Space and Farmland
                                   Preservation Revenue Bonds, Series A (c):
                          3,635        5.80% due 11/01/2021                                                           3,993
                          5,050        5.80% due 11/01/2023                                                           5,503
                                   New Jersey EDA, Cigarette Tax Revenue Bonds:
                         10,950        5.625% due 6/15/2018                                                          11,506
                          9,810        5.75% due 6/15/2029                                                           10,019
                         17,900    New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25%
                                   due 7/01/2033 (d)                                                                 18,722
                          5,540    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc.
                                   Project), AMT, 6.625% due 9/15/2012                                                4,981
                          2,030    Sparta Township, New Jersey, School District, GO, Refunding, 5% due
                                   9/01/2020 (d)                                                                      2,141
                          9,535    Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue
                                   Bonds, 5.75% due 6/01/2016                                                         9,425

New Mexico--2.2%                   Farmington, New Mexico, PCR, Refunding:
                          3,000        (Public Service Company of New Mexico--San Juan), Series D, 6.375% due
                                       4/01/2022                                                                      3,192
                          9,000        (Tucson Electric Power Co.--San Juan Project), Series A, 6.95% due
                                       10/01/2020                                                                     9,420

New York--29.3%           1,250    Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint Francis
                                   Hospital), Series B, 7.25% due 3/01/2019                                           1,250
                         10,500    Metropolitan Transportation Authority, New York, Revenue Refunding Bonds,
                                   Series A, 5.75% due 11/15/2032                                                    11,494
                          2,635    New York City, New York, City IDA, Civic Facility Revenue Bonds (Special
                                   Needs Facilities Pooled Program), Series C-1, 5.50% due 7/01/2007                  2,668
                                   New York City, New York, City IDA, Special Facility Revenue Bonds, AMT:
                          1,250        (British Airways PLC Project), 7.625% due 12/01/2032                           1,239
                          3,000        (Continental Airlines Inc. Project), 8.375% due 11/01/2016                     2,569
                          2,780    New York City, New York, City Transitional Finance Authority, Future Tax
                                   Secured Revenue Bonds, Series C, 5.50% due 5/01/2025                               2,986


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                           Face
State                    Amount    Municipal Bonds                                                                  Value
New York                $ 5,000    New York City, New York, GO, Refunding, Series B, 5.75% due 8/01/2015         $    5,531
(concluded)               5,050    New York City, New York, GO, Refunding, Series F, 5.25% due 8/01/2015 (d)          5,426
                         14,000    New York City, New York, GO, Series C, 5.50% due 8/01/2013                        15,559
                          2,540    New York City, New York, IDA, Civic Facility Revenue Bonds (Special Needs
                                   Facilities Pooled Program), Series C-1, 6.80% due 7/01/2019                        2,652
                                   New York City, New York, Sales Tax Asset Receivable Corporation Revenue
                                   Bonds, Series A (a):
                          9,150        5.25% due 10/15/2027                                                           9,662
                          7,500        5% due 10/15/2029                                                              7,628
                          5,580    New York State Dormitory Authority, Lease Revenue Refunding Bonds (Court
                                   Facilities), Series A, 5.25% due 5/15/2012                                         6,120
                                   New York State Dormitory Authority Revenue Bonds:
                          1,000        (North Shore L.I. Jewish Group), 5% due 5/01/2012                              1,067
                          7,075        (School Districts Financing Program), Series D, 5.25% due 10/01/2023 (d)       7,508
                                   New York State Dormitory Authority, Revenue Refunding Bonds:
                          7,775        (City University System), Consolidated Second Generation, Series A,
                                       6.125% due 7/01/2013 (a)                                                       8,920
                          2,350        (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2016                    2,496
                          7,000        (Mount Sinai Health), Series A, 6.625% due 7/01/2018                           7,429
                          5,000        (Mount Sinai Health), Series A, 6.625% due 7/01/2019                           5,309
                         10,000        (North Shore University Hospital), 5.20% due 11/01/2017 (d)                   10,757
                             60    New York State Thruway Authority, Local Highway and Bridge Service Contract
                                   Revenue Refunding Bonds, 5.50% due 4/01/2017                                          66
                                   New York State Urban Development Corporation, Correctional and Youth
                                   Facilities Services Revenue Refunding Bonds, Series A:
                          4,500        5% due 1/01/2017                                                               4,831
                         11,650        5.50% due 1/01/2017                                                           12,823
                          2,000    Schenectady, New York, GO, TAN, 6.25% due 12/30/2004                               1,999
                                   Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                          3,340        Series A-1, 5.50% due 6/01/2016                                                3,623
                          9,010        Series A-1, 5.25% due 6/01/2022 (a)                                            9,558
                          7,000        Series C-1, 5.50% due 6/01/2021                                                7,567
                         10,000        Series C-1, 5.50% due 6/01/2022                                               10,744

North Carolina--2.7%      6,000    North Carolina Medical Care Commission, Health Care Facilities, First
                                   Mortgage Revenue Refunding Bonds (Presbyterian Homes Project), 7% due
                                   10/01/2031                                                                         6,368
                          3,150    North Carolina Medical Care Commission, Health Care Housing Revenue Bonds
                                   (The ARC of North Carolina Projects), Series A, 5.50% due 10/01/2024               3,116
                                   North Carolina Medical Care Commission, Hospital Revenue Bonds (Maria
                                   Parham Medical Center) (h):
                          2,505        5.50% due 10/01/2013                                                           2,766
                          2,940        5.50% due 10/01/2016                                                           3,186

Ohio--0.2%                1,280    Port of Greater Cincinnati Development Authority, Ohio, Special Assessment
                                   Revenue Bonds (Cooperative Public Parking Infrastructure Project), 6.30%
                                   due 2/15/2024                                                                      1,290

Pennsylvania--4.2%        9,000    Pennsylvania Economic Development Financing Authority, Exempt Facilities
                                   Revenue Bonds (National Gypsum Company), AMT, Series A, 6.25% due 11/01/2027       9,364
                          7,490    Philadelphia, Pennsylvania, Gas Works Revenue Refunding Bonds, 1975 General
                                   Ordinance, 17th Series, 5.375% due 7/01/2022 (c)                                   8,029
                                   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Refunding
                                   Bonds, Series A:
                          1,750        (Guthrie Health), 6.25% due 12/01/2015                                         1,938
                          3,000        (Guthrie Health), 6.25% due 12/01/2016                                         3,306
                          1,490        (Guthrie Healthcare System), 6.25% due 12/01/2018                              1,626

South Carolina--1.0%      5,000    South Carolina State Public Service Authority, Revenue Refunding Bonds,
                                   Series A, 5.50% due 1/01/2010 (c)                                                  5,563

Tennessee--4.2%           1,800    Johnson City, Tennessee, Health and Educational Facilities Board, Retirement
                                   Facility Revenue Bonds (Appalachian Christian Village Project), Series A, 6%
                                   due 2/15/2019                                                                      1,786
                          5,000    McMinn County, Tennessee, IDB, PCR (Calhoun Newsprint Co. Project), AMT,
                                   7.625% due 3/01/2016                                                               5,005
                          1,500    Sevier County, Tennessee, Public Building Authority Revenue Bonds, Local
                                   Government Public Improvement, VRDN, Series IV-1, 1.67% due 6/01/2023 (c)(g)       1,500
                                   Shelby County, Tennessee, Health, Educational and Housing Facilities Board
                                   Revenue Bonds (Germantown Village), Series A:
                          3,550        6.75% due 12/01/2018                                                           3,630
                          1,450        7% due 12/01/2023                                                              1,477


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                           Face
State                    Amount    Municipal Bonds                                                                  Value
Tennessee                          Shelby County, Tennessee, Health, Educational and Housing Facility Board,
(concluded)                        Hospital Revenue Refunding Bonds (Methodist Healthcare):
                        $ 3,760        6% due 9/01/2012 (i)                                                      $    4,374
                          2,190        6.25% due 9/01/2012 (i)                                                        2,584
                            745        6% due 9/01/2016 (j)                                                             864
                          1,495        6% due 9/01/2017 (j)                                                           1,729
                          1,310        6.25% due 9/01/2018 (j)                                                        1,537

Texas--12.0%                       Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
                                   Inc.), First Tier, Series A:
                          6,445        6.375% due 1/01/2016                                                           6,728
                         10,260        6.70% due 1/01/2032                                                           10,820
                          1,500    Bexar County, Texas, Health Facilities Development Corporation, Revenue
                                   Refunding Bonds (Army Retirement Residence Project), 6.30% due 7/01/2032           1,571
                                   Brazos River Authority, Texas, PCR, Refunding, AMT, Series A:
                          1,500        (TXU Energy Company LLC Project), 6.75% due 4/01/2038                          1,716
                          4,885        (Texas Utility Company), 7.70% due 4/01/2033                                   5,765
                          1,700    Brazos River, Texas, Harbor Navigation District, Brazoria County
                                   Environmental Revenue Refunding Bonds (Dow Chemical Company Project), AMT,
                                   Series A-7, 6.625% due 5/15/2033                                                   1,867
                          6,185    Dallas-Fort Worth, Texas, International Airport Facility, Improvement
                                   Corporation Revenue Bonds (Learjet Inc.), AMT, Series 2001-A-1, 6.15%
                                   due 1/01/2016                                                                      6,203
                          2,440    Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (Citgo Petroleum
                                   Corporation Project), AMT, 7.50% due 5/01/2025                                     2,665
                          1,500    Houston, Texas, Health Facilities Development Corporation, Retirement
                                   Facility Revenue Bonds (Buckingham Senior Living Community), Series A, 7% due
                                   2/15/2023                                                                          1,574
                          7,420    Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor),
                                   AMT, 6.95% due 4/01/2030                                                           8,443
                          2,600    Matagorda County, Texas, Navigation District Number 1 Revenue Refunding
                                   Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029                            2,876
                          2,300    Port Corpus Christi, Texas, Individual Development Corporation, Environmental
                                   Facilities Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 8.25%
                                   due 11/01/2031                                                                     2,454
                                   Sabine River Authority, Texas, PCR, Refunding, (TXU Electric Company
                                   Project/TXU Energy Company LLC), Series B:
                          4,120        6.15% due 8/01/2022                                                            4,442
                          5,000        AMT, 5.75% due 5/01/2030                                                       5,419
                                   San Marcos, Texas, Consolidated Independent School District, GO:
                          3,020        5.625% due 8/01/2025                                                           3,311
                          3,210        5.625% due 8/01/2026                                                           3,503

Virginia--5.3%           10,000    Giles County, Virginia, IDA, Revenue Bonds (Hoechst Celanese Corporation),
                                   AMT, 6.45% due 5/01/2026                                                           9,959
                                   James City County, Virginia, IDA, Residential Care Facility Revenue Refunding
                                   Bonds, Series A:
                          3,285        5.75% due 3/01/2017                                                            3,418
                          1,150        6% due 3/01/2023                                                               1,205
                          2,250    Loudoun County, Virginia, IDA, IDR, Refunding (Dulles Airport Marriott Hotel),
                                   7.125% due 9/01/2015                                                               2,300
                          2,500    Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds, Exempt Facility,
                                   AMT, Series B, 7.65% due 1/01/2010                                                 2,570
                         11,910    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Senior
                                   Series A, 5.50% due 8/15/2028                                                     10,891

West Virginia--1.4%       7,470    West Virginia State School Building Authority, Lottery Capital Improvement
                                   Revenue Bonds, 5.25% due 1/01/2011 (d)                                             8,280

Wyoming--1.6%                      Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                   Corporation Project), AMT:
                          3,895        Series A, 7% due 6/01/2024                                                     3,964
                          5,000        Series B, 6.90% due 9/01/2024                                                  5,070

Guam--0.4%                2,250    Commonwealth of the Northern Mariana Islands, Guam, GO, Series A, 6.75%
                                   due 10/01/2033                                                                     2,299

Puerto Rico--6.9%        17,935    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series NN, 5.50%
                                   due 7/01/2018                                                                     19,614
                          5,390    Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
                                   Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.),
                                   Series A, 6.45% due 12/01/2025                                                     3,826
                                   Puerto Rico Public Buildings Authority, Government Facilities Revenue
                                   Refunding Bonds:
                          5,170        Series D, 5.25% due 7/01/2027                                                  5,346
                          8,000        Series I, 5.50% due 7/01/2021                                                  8,630
                          2,525    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue
                                   Bonds, Series E, 5.50% due 8/01/2029                                               2,639


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                           Face
State                    Amount    Municipal Bonds                                                                  Value
U.S. Virgin Islands--   $ 2,500    Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds
1.7%                               (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                             $    2,713
                          6,750    Virgin Islands Public Finance Authority, Refinery Facilities Revenue
                                   Bonds (Hovensa Refinery), AMT, 6.125% due 7/01/2022                                7,194

                                   Total Investments (Cost--$830,679*)--147.7%                                      853,680
                                   Other Assets Less Liabilities--1.6%                                                9,312
                                   Preferred Stock, at Redemption Value--(49.3%)                                  (285,053)
                                                                                                                 ----------
                                   Net Assets Applicable to Common Stock--100.0%                                 $  577,939
                                                                                                                 ==========

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) XL Capital Insured.

(f) Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2004.

(h) Radian Insured.

(i) Prerefunded.

(j) Escrowed to maturity.

  * The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

                                                    (in Thousands)

    Aggregate cost                                  $      830,510
                                                    ==============
    Gross unrealized appreciation                   $       24,996
    Gross unrealized depreciation                          (1,826)
                                                    --------------
    Net unrealized appreciation                     $       23,170
                                                    ==============


    Forward interest rate swaps outstanding as of November 30, 2004 were as follows:

                                                    (in Thousands)

                                           Notional     Unrealized
                                            Amount    Appreciation
    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and pay
    a fixed rate of 3.686% interest

    Broker, J.P. Morgan Chase Bank
    Expires March 2015                      $68,000           $421

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and pay
    a fixed rate of 3.837% interest

    Broker, J.P. Morgan Chase Bank
    Expires November 2018                   $ 7,800            107

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and pay
    a fixed rate of 3.68% interest

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires March 2015                      $40,000            304
                                                              ----
    Total                                                     $832
                                                              ====


    See Notes to Financial Statements.


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Statement of Net Assets

As of November 30, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$830,678,988)                 $   853,679,941
           Cash                                                                                                      30,931
           Unrealized appreciation on forward interest rate swaps                                                   832,119
           Receivables:
               Interest                                                                   $    14,423,532
               Securities sold                                                                  8,135,000        22,558,532
                                                                                          ---------------
           Prepaid expenses and other assets                                                                         71,680
                                                                                                            ---------------
           Total assets                                                                                         877,173,203
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                            13,545,919
               Dividends to Common Stock shareholders                                             573,694
               Investment adviser                                                                  18,961
               Other affiliates                                                                     7,438        14,146,012
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    35,173
                                                                                                            ---------------
           Total liabilities                                                                                     14,181,185
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share
           (2,000 Series M7 Shares, 2,700 Series T7 Shares, 2,000 Series W7 Shares,
           2,700 Series TH7 Shares, 2,000 Series F7 Shares of AMPS* authorized, issued
           and outstanding at $25,000 per share liquidation preference)                                         285,053,026
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   577,938,992
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (38,034,934 shares issued
           and outstanding)                                                                                 $     3,803,493
           Paid-in capital in excess of par                                                                     537,193,043
           Undistributed investment income--net                                           $     4,438,945
           Undistributed realized capital gains--net                                            8,670,439
           Unrealized appreciation--net                                                        23,833,072
                                                                                          ---------------
           Total accumulated earnings--net                                                                       36,942,456
                                                                                                            ---------------
           Total--Equivalent to $15.19 net asset value per share of Common Stock
           (market price--$13.64)                                                                           $   577,938,992
                                                                                                            ===============

               * Auction Market Preferred Stock.

                See Notes to Financial Statements.


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Statement of Operations

For the Six Months Ended November 30, 2004
Investment Income

           Interest                                                                                         $    21,922,816
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     2,355,368
           Commission fees                                                                        373,978
           Accounting services                                                                    127,421
           Transfer agent fees                                                                     45,767
           Professional fees                                                                       37,255
           Printing and shareholder reports                                                        26,270
           Listing fees                                                                            23,010
           Custodian fees                                                                          22,594
           Directors' fees and expenses                                                            12,655
           Pricing fees                                                                            12,077
           Other                                                                                   29,873
                                                                                          ---------------
           Total expenses before waiver                                                         3,066,268
           Waiver of expenses                                                                   (642,373)
                                                                                          ---------------
           Total expenses after waiver                                                                            2,423,895
                                                                                                            ---------------
           Investment income--net                                                                                19,498,921
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                 8,272,331
               Forward interest rate swaps--net                                               (5,460,899)         2,811,432
                                                                                          ---------------
           Change in unrealized appreciation on:
               Investments--net                                                                21,226,181
               Forward interest rate swaps--net                                                   594,321        21,820,502
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               24,631,934
                                                                                                            ---------------

Dividends & Distributions to Preferred Stock Shareholders

           Investment income--net                                                                               (1,593,235)
           Realized gain--net                                                                                     (346,438)
                                                                                                            ---------------
           Total dividends and distributions to Preferred Stock Shareholders                                    (1,939,673)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    42,191,182
                                                                                                            ===============

           See Notes to Financial Statements.


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Statements of Changes in Net Assets

                                                                                         For the Six       For the Period
                                                                                         Months Ended     August 1, 2003++
                                                                                         November 30,        to May 31,
Increase (Decrease) in Net Assets:                                                           2004               2004
Operations

           Investment income--net                                                         $    19,498,921   $    29,600,531
           Realized gain--net                                                                   2,811,432         6,184,907
           Change in unrealized appreciation--net                                              21,820,502         2,012,570
           Dividends and distributions to Preferred Stock shareholders                        (1,939,673)       (2,161,817)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                42,191,182        35,636,191
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                            (16,431,092)      (24,453,825)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                      (16,431,092)      (24,453,825)
                                                                                          ---------------   ---------------

Stock Transactions

           Net proceeds from issuance of Common Stock                                                  --       543,991,875
           Offering costs resulting from the issuance of Common Stock                                  --         (662,473)
           Offering and underwriting costs resulting from the issuance of
           Preferred Stock                                                                             --       (3,205,458)
           Value of shares issued to Common Stock shareholders in reinvestment
           of dividends                                                                                --           772,589
                                                                                          ---------------   ---------------
           Net increase in net assets derived from stock transactions                                  --       540,896,533
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                             25,760,090       552,078,899
           Beginning of period                                                                552,178,902           100,003
                                                                                          ---------------   ---------------
           End of period*                                                                 $   577,938,992   $   552,178,902
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     4,438,945   $     2,964,351
                                                                                          ===============   ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Financial Highlights

The following per share data and ratios have been derived                                For the Six       For the Period
from information provided in the financial statements.                                   Months Ended     August 1, 2003++
                                                                                         November 30,        to May 31,
Increase (Decrease) in Net Asset Value:                                                      2004               2004
Per Share Operating Performance

           Net asset value, beginning of period                                           $         14.52   $         14.33
                                                                                          ---------------   ---------------
           Investment income--net                                                                .51+++++               .79
           Realized and unrealized gain--net                                                          .64               .21
           Dividends and distributions to Preferred Stock shareholders:
               Investment income--net                                                               (.04)             (.06)
               Realized gain--net                                                                   (.01)                --
                                                                                          ---------------   ---------------
           Total from investment operations                                                          1.10               .94
                                                                                          ---------------   ---------------
           Less dividends to Common Stock shareholders from investment income--net                  (.43)             (.65)
                                                                                          ---------------   ---------------
           Offering costs resulting from issuance of Common Stock                                      --             (.02)
                                                                                          ---------------   ---------------
           Offering and underwriting costs resulting from issuance of Preferred Stock                  --             (.08)
                                                                                          ---------------   ---------------
           Net asset value, end of period                                                 $         15.19   $         14.52
                                                                                          ===============   ===============
           Market price per share, end of period                                          $         13.64   $         13.10
                                                                                          ===============   ===============

Total Investment Return**

           Based on net asset value per share                                                    7.98%+++          6.09%+++
                                                                                          ===============   ===============
           Based on market price per share                                                       7.47%+++        (8.59%)+++
                                                                                          ===============   ===============

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver***                                                         .85%*             .75%*
                                                                                          ===============   ===============
           Total expenses***                                                                       1.07%*            1.03%*
                                                                                          ===============   ===============
           Investment income--net***                                                               6.83%*            6.51%*
                                                                                          ===============   ===============
           Amount of dividends to Preferred Stock shareholders                                      .56%*             .48%*
                                                                                          ===============   ===============
           Investment income--net, to Common Stock shareholders                                    6.27%*            6.03%*
                                                                                          ===============   ===============

Ratios Based on Average Net Assets of Common & Preferred Stock***

           Total expenses, net of waiver                                                            .57%*             .50%*
                                                                                          ===============   ===============
           Total expenses                                                                           .72%*             .69%*
                                                                                          ===============   ===============
           Total investment income--net                                                            4.55%*            4.37%*
                                                                                          ===============   ===============

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                                               1.12%*             .97%*
                                                                                          ===============   ===============

Supplemental Data

           Net assets applicable to Common Stock, end of period (in thousands)            $       577,939   $       552,179
                                                                                          ===============   ===============
           Preferred Stock outstanding, end of period (in thousands)                      $       285,000   $       285,000
                                                                                          ===============   ===============
           Portfolio turnover                                                                      31.79%            70.29%
                                                                                          ===============   ===============


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Financial Highlights (concluded)

                                                                                         For the Six       For the Period
                                                                                         Months Ended     August 1, 2003++
The following per share data and ratios have been derived                                November 30,        to May 31,
from information provided in the financial statements.                                       2004               2004
Leverage

           Asset coverage per $1,000                                                      $         3,028   $         2,937
                                                                                          ===============   ===============

Dividends Per Share on Preferred Stock Outstanding++++

           Series M7--Investment income--net                                              $           137   $           190
                                                                                          ===============   ===============
           Series T7--Investment income--net                                              $           136   $           192
                                                                                          ===============   ===============
           Series W7--Investment income--net                                              $           140   $           188
                                                                                          ===============   ===============
           Series TH7--Investment income--net                                             $           143   $           188
                                                                                          ===============   ===============
           Series F7--Investment income--net                                              $           142   $           189
                                                                                          ===============   ===============

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

           *** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Commencement of operations.

          ++++ The Fund's Preferred Stock was issued on August 20, 2003.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Muni Intermediate Duration Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management necessary to present a fair statement of the results for the interim period. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter market and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. FAM has contractually agreed to waive a portion of its fee during the first seven years of the Fund's operations ending July 31, 2010, as follows:


                                          Fee Waiver
                                    (As a Percentage
                                    of Average Daily
                                         Net Assets)

Years 1 through 5                               .15%
Year 6                                          .10%
Year 7                                          .05%
Year 8 and thereafter                           .00%


FAM has not agreed to waive any portion of its fee beyond July 31, 2010.

For the six months ended November 30, 2004, FAM earned fees of $2,355,368, of which $642,373 was waived.

For the six months ended November 30, 2004, the Fund reimbursed FAM $9,147 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2004 were $267,669,201 and $289,118,722, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements (concluded)


Common Stock
Shares issued and outstanding during the six months ended November 30, 2004 remained constant and during the period August 1, 2003 to May 31, 2004 increased by 37,975,000 from shares sold and 52,953 from reinvestment of dividends.

Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 2004 was Series M7, 1.60%; Series T7, 1.68%; Series TH7, 1.69%; Series W7, 1.55%; and
Series F7, 1.70%.

Shares issued and outstanding during the six months ended November 30, 2004 remained constant and during the period August 1, 2003 to May 31, 2004 increased by 11,400 from issuance of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended November 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $327,424 as commissions.


5. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.072000 per share on December 29, 2004 to shareholders of record on December 15, 2004.

In addition, the Fund paid to holders of Common Stock an ordinary income dividend in the amount of $.177831 per share and a long-term capital gain dividend in the amount of $.010072 per share on December 29, 2004 to shareholders of record on December 15, 2004.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
John F. O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank & Trust
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286


NYSE Symbol
MUI



Effective January 1, 2005, Terry K. Glenn, President and Director and M. Colyer Crum, Director of Muni Intermediate Duration Fund,
Inc. will retire. The Fund's Board of Directors wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. will become Executive Vice President of the Fund.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNI INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Muni Intermediate Duration Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       President of
       Muni Intermediate Duration Fund, Inc.


Date: January 13, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       President of
       Muni Intermediate Duration Fund, Inc.


Date: January 13, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Muni Intermediate Duration Fund, Inc.


Date: January 13, 2005